UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

Dakota Plains Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53390	20-2543857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 473-9950

N/A
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2015, William DeRosa resigned from the Board of Directors (the “Board”) of Dakota Plains Holdings, Inc. (the “Company”) for personal reasons, effective immediately. Mr. DeRosa also resigned as a member of the Company’s Compensation Committee and a member of the Company’s Nominating & Governance Committee.

A copy of the resignation letter that Mr. DeRosa delivered to the Company is filed under this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Resignation Letter dated February 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA PLAINS HOLDINGS, INC.

Date: February 13, 2015	By:	/s/ Timothy R. Brady
Timothy R. Brady
Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Resignation Letter dated February 12, 2015.